- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  August 8, 1996


                                  BUFFETS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-14370                 41-1462294
 --------------------------   --------------------------   --------------------
  (State of Incorporation)     (Commission file number)     (I.R.S. Employer
                                                            Identification No.)


10260 Viking Drive, Suite 100
Eden Prairie, Minnesota                                        55344
- ---------------------------------------------             ----------------
(Address of principal executive offices)                     (Zip Code)



                                 (612) 942-9760
                         -------------------------------
                         (Registrant's telephone number)


- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

ITEM 5.      OTHER EVENTS

             On August 7, 1996, Buffets, Inc. (the "Company") announced results for the twelve-week and twenty-eight week periods ended July 17, 1996. A discussion of those results is contained in the Press Release of the Company dated August 7, 1996 which is incorporated by reference and filed as an Exhibit to this Report.


ITEM 7.      EXHIBITS

99.1         Press release dated August 7, 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BUFFETS, INC.


Date:  August 8, 1996                      By: /s/  ROE H. HATLEN
                                               -------------------------------
                                               Roe H. Hatlen, Chairman and
                                               Chief Financial Officer

                                  Exhibit Index


EXHIBIT

99.1    Press release dated August 7, 1996